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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) January 16, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

           Nevada                    000-51859                       98-0372780
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                   File Number)              Identification No.

           1077 Business Center Circle, Newbury Park, California 91320
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

GRANT OF STOCK OPTIONS

On January 16, 2007, the following options to acquire common stock, par value $0.001 per share, of Electronic Sensor Technology, Inc. (the "Registrant") were granted at an exercise price of $0.24, under the Registrant's 2005 Stock Incentive Plan. The option grants were evidenced by Notices of Grant of Stock Options and Option Agreements substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005.


  NAME OF OPTIONEE                   TITLE               NUMBER OF STOCK OPTIONS
--------------------   -------------------------------   -----------------------
Teong Lim              President, Chief Executive
                       Officer and Director                              100,000
Edward Staples         Chief Scientific Officer and
                       Director                                           50,000
Philip Yee             Secretary, Treasurer and Chief
                       Financial Officer                                 100,000
Gary Watson            Vice President of Engineering                     100,000
James Frey             Chairman of the Board of
                       Directors                                         200,000
Francis Chang          Director                                           50,000
Mike Krishnan          Director                                          150,000
James Wilburn          Director                                          150,000
Lewis Larson           Director                                          100,000
Ken Zeiger             Director of Marketing                              50,000
Ty Hoang               Senior Assembler                                   12,000
Gail Kopp              Q/C Inspector and Buyer                            12,000
Travis Hill            Test Engineer                                       9,500
David Finestone        Senior Test Technician                              9,900
Alicia Sanchez         Technician                                         12,600
Catherine Koeritz      Sales Manager                                      18,600
Kelly Dang             Accounting Manager                                 18,600
Salim Motiwala         Electrical Engineer                                16,200
Jack Yu                Software Engineer                                  14,700
John Rice              Chemist Engineer                                    9,800
Russ Coplin            Test Technician                                     9,300
Frank Zuhde            Associate Director of Software Development         27,900
Rob Pearce             Mechanical Engineer                                18,600



The options granted to Dr. Lim, Dr. Staples, Mr. Zeiger, Mr. Hoang, Ms. Kopp, Mr. Hill, Mr. Finestone, Ms. Sanchez, Ms. Koeritz, Ms. Dang, Mr. Motiwala, Mr. Yu, Mr. Rice, Mr. Coplin, Mr. Zuhde and Mr. Pearce will vest

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as follows: one quarter of the option shares will vest on January 16, 2008, one quarter on January 16, 2009, one quarter on January 16, 2010 and one quarter on January 16, 2011.

The options granted to Mr. Frey will vest as follows: 100,000 of the option shares were fully vested upon grant of the options, 25,000 will vest on February 21, 2007 and 75,000 will vest on January 16, 2008.

The options granted to Mr. Krishnan will vest as follows: 75,000 of the option shares were fully vested upon grant of the options, 25,000 will vest on February 20, 2007 and 50,000 will vest on January 16, 2008.

The options granted to Mr. Wilburn will vest as follows: 75,000 of the option shares were fully vested upon grant of the options, 25,000 will vest on September 8, 2007 and 50,000 will vest on January 16, 2008.

The options granted to Mr. Chang will vest as follows: one half of the option shares were fully vested upon grant of the options and one half will vest on November 1, 2007.

The options granted to Mr. Larson will vest as follows: one half of the option shares were fully vested upon grant of the options and one half will vest on January 16, 2008.

The options granted to Mr. Watson will vest as follows: 12,500 of the option shares will vest on January 16, 2008, 12,500 will vest on January 16, 2009, 12,500 will vest on January 16, 2010, 12,500 will vest on January 16, 2011, 12,500 will vest on September 8, 2007, 12,500 will vest on September 8, 2008, 12,500 will vest on September 8, 2009 and 12,500 will vest on September 8, 2010.

The options granted to Mr. Yee will vest as follows: 15,000 of the option shares were fully vested upon grant of the options, 6,250 will vest on January 16, 2008, 6,250 will vest on January 16, 2009, 6,250 will vest on January 16, 2010, 6,250 will vest on January 16, 2011, 15,000 will vest on April 3, 2007, 15,000 will vest on April 3, 2008, 15,000 will vest on April 3, 2009 and 15,000 will vest on April 3, 2010.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: January 24, 2007           By: /s/ Philip Yee
                                 -----------------------------------------------
                                 Name:  Philip Yee
                                 Title: Secretary, Treasurer and Chief Financial
                                        Officer